UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2026

Aperture AC

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43308	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Wilshire Blvd. 5th Floor

Los Angeles, CA 90017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 424-253-0908

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	APUR	The Nasdaq Capital Market
Rights, each right entitling the holder to receive one-fourth (1/4) of one Class A ordinary share upon the consummation of an initial business combination	APURR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On September 3, 2026, Aperture AC (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Calvin Kung, the Company’s Chief Executive Officer. Pursuant to the Employment Agreement, Mr. Kung will receive a base salary at the rate of $7,000, payable on the first day of each month following the execution of this Employment Agreement, and a one-time signing bonus of $14,000, payable upon the execution of the Employment Agreement.

On September 3, 2026, the Company entered into a consulting agreement (the “Consulting Agreement”) with Daniel Zhao, the Company’s Chief Financial Officer. Pursuant to the Consulting Agreement, Mr. Zhao will receive a consulting fee of $3,000 per month, payable on the first day of each month following the execution of the Consulting Agreement, and a one-time signing bonus of $6,000, payable within ten (10) business days following the execution of the Consulting Agreement.

Each of Mr. Kung and Mr. Zhao agreed that he will not have any right, title, interest or claim of any kind in or to any monies in the Company’s trust account held for its public shareholders, and has agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

The foregoing descriptions of the Employment Agreement and Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the full agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated September 3, 2026, by and between the Company and Calvin Kung.
10.2+	Consulting Agreement, dated September 3, 2026, by and between the Company and Daniel Zhao.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. SPAC will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APERTURE AC

	By:	/s/ Calvin Kung
		Name:	Calvin Kung
		Title:	Chief Executive Officer

Dated: September 4, 2026

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